UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2005

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Press Release Dated May 10, 2005

SECTION 8 — OTHER EVENTS

Item 8.01. Other Events.

     On May 10, 2005, the registrant issued a press release announcing that the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, which is due on May 10, 2005, will be delayed. This action is the result of the decision by the Audit Committee of the Board of Directors of the registrant, as recommended by the registrant’s management, to conduct an independent review of the accounting for certain transactions originating primarily in the registrant’s North American purchasing activity. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated May 10, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: May 10, 2005	By: /s/ James F. Palmer James F. Palmer Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release dated May 10, 2005